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                                                                   EXHIBIT 10.1

                                 LOCK-UP LETTER


Morgan Keegan & Company, Inc.
Principal Financial Securities, Inc.
  As representatives of the several Underwriters
c/o Morgan Keegan & Company, Inc.
50 North Front Street
Memphis, Tennessee  38103

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the Underwriting Agreement (the "Underwriting Agreement") between Offshore Energy Development Corporation, a Delaware corporation (the "Company"), and you as representatives of a group of underwriters, relating to the sale to the underwriters by the Company of shares of common stock, par value $.01 per share, of the Company (the "Common Stock").

         To induce you and the other underwriters to enter into the Underwriting Agreement, the undersigned agrees that during the period beginning on the date of the Underwriting Agreement and continuing to and including the date 180 days after the date of the Prospectus (as defined in the Underwriting Agreement), the undersigned will not, directly or indirectly, (i) offer, sell, contract to sell any shares of Common Stock or securities substantially similar to the Common Stock, including but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities or (ii) exercise any rights to demand registration of their shares of Common Stock without your prior written consent. Any consent required under this letter may be given in writing by Morgan Keegan & Company, Inc., without the additional consent to any other addressee hereof.

                                   Very truly yours,


                                   NATURAL GAS PARTNERS, L.P.

                                   By: G.F.W. Energy, L.P., General Partner


                                   By: /s/ David R. Albin
                                      -------------------------------------
                                       David R. Albin,
                                       Authorized Employee